SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported) March 3, 1999

                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)

     New York                           1-3247                    16-0393470
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(State of other jurisdiction          (Commission)             (I.R.S. Employer
   of incorporation)                  File Number)          Identification No.)

One Riverfront Plaza, Corning, New York                           14831
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(Address of principal                                          (Zip Code)
  executive offices)

                                 (607) 974-9000
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              (Registrant's telephone number, including area code)

                                      N/A
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         (Former name or former address, if changed since last report)

Item 5. Other Events.

6.30% Notes due March 1, 2009
6.85% Debentures due March 1, 2029

In connection with the March 3, 1999 offering by Corning Incorporated ("Corning") of $150,000,000 aggregate principal amount of 6.30% Notes due March 1, 2009 and $150,000,000 principal amount of 6.85% Debentures due March 1, 2029, attached as exhibits are the items listed in "Item 7--Financial Statements, Pro Forma Financial Information and Exhibits."

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

Exhibits:

(1) Pricing Agreement dated February 26, 1999 between Corning Incorporated, Goldman, Sachs & Co. and J. P. Morgan Securities Inc.

(4)  (a) Form of 6.30% Note due March 1, 2009 of Corning Incorporated.

     (b) Form of 6.85% Debenture due March 1, 2029 of Corning Incorporated.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CORNING INCORPORATED
                                             Registrant

Date: March 11, 1999                         By: /s/ M. Ann Gosnell
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                                                M. Ann Gosnell
                                                Assistant Secretary